D'Arcangelo & Co., LLP
Certified Public Accountants & Consultants
Celebrating 60 Years
Est. 1950

Mid-Hudson Partners
Michael C. Betros, CPA/PFS
John J. Cina, CPA/PFS
Wayne E. Sauer, CPA
Joanne M. Casabura, CPA, CFP
Gretchen M. Bradshaw, CPA
Brenda K. Santoro, CPA
James P. Booth, CPA

510 Haight Ave, Poughkeepsie, N.Y. 12603
845.473.7774 Fax: 845.454.8485
www.darcangelo.com

140 Churc
Millbrook, N.
845.677.
Fax: 845.67

May 27, 2010

Office of the Chief Accountant
Securities and Exchange Commission
460 Fifth Street
Washington, DC 20549

Re: Thrive World Wide, Inc.

Commission File Number: 000-1333675

Dear Sirs:

We have received a copy of, and are in agreement with, the statements being made by Thrive World Wide, Inc. in Item 4.01 of its Form 8-K dated May 27, 2010 and captioned "Changes in Registrant's Certifying Accountant."

We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K.

Very truly yours,

D'Arcangelo & Co LLP

D'Arcangelo & Co., LLP